UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2012

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11911 FM 529 Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 329-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

As previously reported, on May 9, 2012, Oceaneering International, Inc. (“Oceaneering”) announced that Roderick A. Larson agreed to join Oceaneering and was appointed by the Board of Directors of Oceaneering (the “Board”) as Senior Vice President and Chief Operating Officer, effective upon Mr. Larson’s commencement of employment. On May 29, 2012, Mr. Larson commenced his employment with Oceaneering.

Upon the commencement of his employment with Oceaneering, Mr. Larson was provided with the following items of compensation:

•	an annual base salary of $500,000;

•

participation in Oceaneering’s Supplemental Executive Retirement Plan (the terms of which had been previously reported by Oceaneering), with the percentage of base salary credited for Mr. Larson being 30 percent;

•	participation in Oceaneering’s 2012 Cash Bonus Award Program at a maximum amount of 100% of annual base salary; and

•

a grant of an award of 12,000 restricted stock units and 7,000 performance units under Oceaneering’s 2010 Incentive Plan. Those awards have substantially the same terms and conditions as the awards of restricted stock units and performance unit awards to various employees, including each of Oceaneering’s other executive officers, on February 24, 2012, as previously reported.

Oceaneering also entered into a change of control agreement with Mr. Larson, in the same form as the previously disclosed change of control agreement entered into in May 2011 with certain of Oceaneering’s current executive officers.

Oceaneering also entered into an indemnification agreement with Mr. Larson, in the same form as the previously disclosed indemnification agreement entered into with current executive officers.

As indicated in item 9.01 of this current report on Form 8-K, Oceaneering previously filed copies of the forms of the restricted stock unit agreement, performance unit agreement and its related performance award – goals and measures relating to the performance unit agreement, change of control agreement and indemnification agreement referred to above with the Securities and Exchange Commission, and those documents are hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

    (d) Exhibits

10.1*	Form of 2012 Restricted Stock Unit Agreement, 2012 Performance Unit Agreement and 2012 Performance Award: Goals and Measures, relating to the form of 2012 Performance Unit Agreement between Oceaneering and each of its executive officers (incorporated by reference to Exhibits 10.1, 10.2 and 10.5 to Oceaneering’s current report on Form 8-K dated February 24, 2012).

10.2*	Form of Change of Control Agreement between Oceaneering and certain of its executive officers (incorporated by reference to Exhibit 10.5 to Oceaneering’s current report on Form 8-K dated May 6, 2011).

10.3*	Form of Indemnification Agreement between Oceaneering and certain of its executive officers (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated May 6, 2011).

*	Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

By:	/s/ David K. Lawrence
David K. Lawrence
Vice President, General Counsel and Secretary

Date: May 29, 2012

EXHIBIT INDEX

No.	Description

10.1*	Form of 2012 Restricted Stock Unit Agreement, 2012 Performance Unit Agreement and 2012 Performance Award: Goals and Measures, relating to the form of 2012 Performance Unit Agreement between Oceaneering and each of its executive officers (incorporated by reference to Exhibits 10.1, 10.2 and 10.5 to Oceaneering’s current report on Form 8-K dated February 24, 2012).

10.2*	Form of Change of Control Agreement between Oceaneering and certain of its executive officers (incorporated by reference to Exhibit 10.5 to Oceaneering’s current report on Form 8-K dated May 6, 2011).

10.3*	Form of Indemnification Agreement between Oceaneering and certain of its executive officers (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated May 6, 2011).

*	Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.